UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2025

Automatic Data Processing, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-5397	22-1467904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

     One ADP Boulevard, Roseland, New Jersey                07068
         (Address of principal executive offices)                 (Zip Code)

(973) 974-5000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value (voting)	ADP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On July 30, 2025, the Registrant issued a press release announcing that the Registrant's financial results for the fourth quarter and fiscal year ended June 30, 2025 were available through an earnings release available on the Registrant's website. A copy of the Registrant's earnings release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit 99	Earnings Release dated July 30, 2025 issued by Automatic Data Processing, Inc.
	104	Cover Page Interactive Data File, embedded in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOMATIC DATA PROCESSING, INC.
(Registrant)

	By:	/s/ Peter Hadley
Date: July 30, 2025		Name: Peter Hadley
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99	Earnings Release dated July 30, 2025 issued by Automatic Data Processing, Inc.
104	Cover Page Interactive Data File, embedded in Inline XBRL.

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